                                                                    Exhibit 10.1

                           ORCHID BIOCOMPUTER, INC.
                           1995 STOCK INCENTIVE PLAN
                           -------------------------


                                   SECTION 1
                                    Purpose
                                    -------

          This Orchid Biocomputer, Inc. 1995 Stock Incentive Plan (the "Plan") is intended to provide a means whereby Orchid Biocomputer, Inc. (the "Company") may, through (i) the grant of incentive stock options and nonqualified stock options (collectively, the "Options") to Employees (as defined in Section 3),
(ii) the grant of nonqualified stock options to Non-Employee Directors and Consultants (as defined in Section 3), and (iii) the grant of stock subject to restrictions ("Restricted Stock Awards") to Employees, Non-Employee Directors and Consultants, attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and of any Related Corporation (as defined below).

          For purposes of the Plan, a Related Corporation shall mean either a subsidiary corporation of the Company, as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or the parent corporation of the Company, as defined in section 424(e) of the Code. Further, as used in the Plan, (i) the term incentive stock option ("ISO") shall mean an Option which, at the time such option is granted under the Plan, qualifies as an ISO within the meaning of section 422 of the Code and is designated as an ISO in the Option Agreement (as defined in Section 6(c)); and (ii) the term nonqualified stock option ("NQSO") shall mean an option which, at the time such option is granted, does not qualify as an ISO, and is designated as an NQSO in the Option Agreement.


                                   SECTION 2
                                Administration
                                --------------

          (a) The Plan shall be administered (i) by the Company's Compensation Committee, which shall consist of not less than three directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"), or (ii) in the event a Compensation Committee has not been established, by the entire Board, (the "Committee"). Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Company.

          (b) On and after the date the Company first registers equity securities under section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") (the "Registration Date"), the Board shall change the membership of the Committee, to the extent necessary, and the Committee shall thereafter be composed, such that the Plan complies with the provisions of Rule 16b-3 under the Exchange Act or any successor provisions thereto.

          (c) At such time as the Committee reasonably determines that remuneration payable pursuant to any Award under the Plan qualifies as applicable employee remuneration (as defined in section 162(m) of the Code and regulations thereunder), the Board shall change the membership of the Committee, to the extent necessary, and the Committee shall thereafter be composed, such that each member of the Committee shall be an outside director (as defined in regulations or rules under section 162 (m) of the Code).

          (d) The Committee shall have full authority, subject to the terms of the Plan, to select the Employees, Non-Employee Directors and Consultants to be granted Restricted Stock Awards and Options ("Awards") under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such Awards; provided, however, that a grant of an Award to a member of the Committee made pursuant to the terms of the Plan shall be made by (and the terms of such Award shall be set by) a majority of the members of the Board excluding such Committee member; and provided further, however, that action by the Committee when not properly composed as set forth in Section 2(a), (b) or
(c) above shall be null, void and of no effect.

          (e) The Committee may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors, and assigns and upon all other persons claiming under or through any of them.

          (f) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.


                                   SECTION 3
                                  Eligibility
                                  -----------

          The following individuals shall be eligible to receive Awards under the Plan:

          (a)  Employees.  Officers and other employees (including any directors
               ---------
who are also employees) of the Company and Related Corporations ("Employees") shall be eligible to receive ISOs, NQSOs and Restricted Stock Awards under the Plan.

          (b)  Non-Employee Directors and Consultants.  Directors of the Company
               --------------------------------------
who are not officers or employees ("Non-Employee Directors") and independent consultants or advisors hired by the Company to render bona fide services to the
                                                       ---------
Company or a Related Corporation ("Consultants") shall be eligible to receive NQSOs and Restricted Stock Awards, but not ISOs, under the Plan.

          More than one Award may be granted to an Employee, Non-Employee Director or Consultant ("Eligible Individual") under the Plan. Eligible Individuals who have been granted an Award under the Plan shall be referred to as "Grantees."


                                   SECTION 4
                                     Stock
                                     -----

          The number of common shares of the Company, par value $0.00l per share ("Common Shares"), that may be subject to Awards under the Plan shall be 3,500,000 Shares, subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired share, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

          Any Common Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the Grantee's surrender thereof) without having been exercised, and any shares of Restricted Stock which are forfeited, shall continue to be available for the granting of Awards under the Plan; provided, however, that (i) if an Option is cancelled, the Common Shares covered by the cancelled Option shall be counted against the maximum number of shares for which Options may be granted to an Employee, and
(ii) if the Option price is reduced after the date of grant, the transaction shall be treated as a cancellation of an Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to an Employee.

                                   SECTION 5
                                 Annual Limit
                                 ------------

          (a)  ISOs. The aggregate Fair Market Value (as defined in Section 6(b)
               ----
(2)) as of the date the ISO is granted of the Common Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under this Plan and any other ISO plan of the Company or a Related Corporation) shall not exceed $100,000. To the extent the aggregate Fair Market Value of the Common Shares for which ISOs are exercisable for the first time by any Employee during any calendar year exceeds $100,000, such excess ISOs shall be treated as NQSOs.

          (b)  NQSOs and Restricted Stock Awards.  The annual limits set forth
               ---------------------------------
above for ISOs shall not apply to NQSOs and Restricted Stock Awards.

                                   SECTION 6
                                    Options
                                    -------

          (a)  Granting of Options.  From time to time until the expiration or
               -------------------
earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Eligible Individuals under the Plan such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem; and further provided that Non-Employee Directors and Consultants shall not be eligible to receive ISOs. In making any determination as to whether an Eligible Individual shall be granted an Option and as to the number of shares to be covered by such Option, the Committee shall take into account the duties of the Eligible Individual, his present and potential contributions to the success of the Company or a Related Corporation, the tax implications to the Company and the Eligible Individual of any Options granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option Agreement that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

          (b)  Terms and Conditions of Options. The Options granted to Employees
               -------------------------------
pursuant to the Plan shall expressly specify whether they are ISOs or NQSOs.
The Options granted to Non-Employee Directors and Consultants pursuant to the Plan shall expressly specify that they are NQSOs. In addition, the Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of section 422(b) of the Code, as the Committee shall deem desirable:

               (1)  Number of Shares.  The Option shall state the number of
                    ----------------
     shares to which the Option pertains.

               (2)  Price.  The Option shall state the Option exercise price
                    -----
     which shall be determined and fixed by the Committee in its discretion at the time of grant but, in the case of an ISO, shall not be less than the higher of 100 percent (110 percent in the case of a grant to a more-than10-percent stockholder, as discussed in Section 6(b) (8)) of the Fair Market Value of the optioned Common Shares, or the par value thereof, on the date the ISO is granted and, in the case of an NQSO, shall not be less than the higher of 100 percent of the Fair Market Value of the optioned Common Shares, or the par value thereof, on the date the NQSO is granted.

          The Fair Market Value of the optioned Common Shares on a given date means (i) if the Common Shares are listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Common Shares are listed and traded on the date prior to such date, or if there is no such sale on that date, then on the last preceding date on which such sale was reported; (ii) if the Common Shares are not listed on any national securities exchange but are quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Shares are not listed on a national securities exchange nor quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Shares accurately and computed in accordance with the applicable regulations of the Internal Revenue Service.

               (3)  Term.
                    ----

                    (A)  ISOs.  Subject to earlier termination as provided in
                         ----
          Sections 6(b)(5), (6) and (7) and in Section 8 hereof, the term of each ISO shall be not more than 10 years (five years in the case of an ISO granted to a more-than-10-percent stockholder, as discussed in Section (6) (b) (8)) from the date of grant.

                    (B)  NQSOs.  Subject to earlier termination as provided in
                         -----
          Sections 6(b)(5), (6) and (7) and in Section 8 hereof, the term of each NQSO shall be not more than 10 years from the date of grant.

               (4)  Exercise.  Options shall be exercisable in such installments
                    --------
     and on such dates, not less than 6 months after the date of grant as the Committee may specify; provided that (i) in the case of new Options granted to an Eligible Individual in replacement for options (whether granted under the Plan or otherwise) held by the Eligible Individual, the new Options may be made exercisable at the earliest date the replaced options were exercisable, but not earlier than 3 months after the date of grant of the new Options, and (ii) the Committee may accelerate the exercise date of any outstanding Options (including, without limitation, the 3 and 6-month exercise dates referred to above), in its discretion, if it deems such acceleration to be desirable.

          Any Common Shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such Shares. Only full Shares shall be issued under the Plan, and any fractional Share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

     The Option price shall be payable --

               (A)  in cash or its equivalent;

               (B) in the discretion of the Committee, in Common Shares previously acquired by the Grantee; provided that (i) if such Common Shares were acquired through the exercise of an ISO and are used to pay the Option price for ISOs, such shares have been held by the Employee for a period of not less than the holding period described in section 422(a) (1) of the Code on the date of exercise, or if (ii) such Common Shares were acquired through the exercise of an NQSO or the vesting of a Restricted Stock Award and are used to pay the Option price of an ISO, or if such Common Shares were acquired through the exercise of an ISO, an NQSO or the vesting of a Restricted Stock Award and are used to pay the Option price of an NQSO, such shares have been held by the Grantee for a period of more than one year on the date of exercise;

               (C) in the discretion of the Committee, in Common Shares newly acquired by the Grantee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an Option which is an
     ISO);

               (D) in the discretion of the Committee, in any combination of subparagraphs (A), (B) and (C) above; or

               (E) in the discretion of the Committee, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option.

          In the event the Option price is paid, in whole or in part, with Common Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Common Shares so surrendered in payment of the Option price.

               (5)  Termination of Employment, Consulting Services or Board
                    -------------------------------------------------------
     Membership.  If a Grantee's employment relationship, consulting
     ----------
     relationship or directorship with the Company (and Related Corporations, as the case may be) is terminated by either party prior to the expiration date fixed for his Option for any reason other than death, disability or Cause, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Grantee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Grantee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) that date which is three months after the Grantee's termination of employment, consulting relationship or directorship, as the case may be.

               (6)  Exercise upon Disability of Grantee.  If a Grantee's
                    -----------------------------------
     employment relationship, consulting relationship or directorship with the Company (and Related Corporations, as the case may be) is terminated as a consequence of Grantee's becoming disabled (within the meaning of section 22(e) (3) of the Code) during his employment by the Company (and Related Corporations), his provision of consulting services to the Company (and Related Corporations), his membership on the Board or during the three month period after termination of such relationship with the Company as provided for in Section 6(b) (5) above, and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Grantee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) that date which is six months after the Grantee's termination of employment, engagement or membership, as the case may be. In the event of the Grantee's legal disability, such Option may be so exercised by the Grantee's legal representative.

               (7)  Exercise upon Death of Grantee.  If a Grantee's employment
                    ------------------------------
     relationship, consulting relationship or directorship with the Company (and Related Corporations, as the case may be) is terminated as a consequence of Grantee's death during his employment by the Company (and Related Corporations), his provision of consulting services to the Company (and Related Corporations), his membership on the Board or during the three or six month period after termination of such relationship with the Company as provided for in
     Section 6(b) (5) or (6) above, and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Grantee could have exercised it on the date of his death, or to any greater extent permitted by the Committee, by the Grantee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Grantee. Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) that date which is one year after the Grantee's date of death.

               (8)  Ten Percent Stockholder.  If the Employee owns more than 10
                    -----------------------
     percent of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an ISO is granted to him, the Option price for the ISO shall be not less than 110 percent of the Fair Market Value of the optioned Common Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph shall not apply to NQSOs.

               (9)  Expiration upon Termination for Cause.  If a Grantee's
                    -------------------------------------
     employment relationship, consulting relationship or directorship with the Company (or any Related Corporation, as the case may be) is terminated by the Company (or any Related Corporation, as the case may be) for Cause, all of his unexercised Options shall immediately expire and any and all rights thereunder shall be forfeited. The Company (or any Related Corporation, as the case may be) shall have Cause to terminate a Grantee's employment or consulting relationship with the Company (or any Related Corporation, as the case may be) if the Company (or any Related Corporation, as the case may be) has Cause pursuant to any existing employment, consulting or any other agreement between the Grantee and the Company (or any Related Corporation, as the case may be), or, in the absence of such an employment, consulting or any other agreement, upon (i) the determination by the Committee that Grantee has ceased to perform his duties to the Company (or any Related Corporation, as the case may be) (other than as a result of his incapacity due to physical or mental injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Grantee has engaged or is about to engage in conduct materially injurious to the Company (or any Related Corporation, as the case may be) or (iii) the Grantee having been convicted of a felony.

          (c)  Option Agreements.  Options granted under the Plan shall be
               -----------------
evidenced by written documents ("Option Agreements") in such form as the Committee shall from time to time approve, and containing such provisions not inconsistent with the provisions of the Plan (and, for ISOs, not inconsistent with section 422 of the Code), as the Committee shall deem advisable. The Option Agreements shall specify whether the Option is an ISO or NQSO. Each Grantee shall enter into, and be bound by, such an Option Agreement, as soon as practicable after the grant of an Option.

                                   SECTION 7
                            Restricted Stock Awards
                            -----------------------

          From time to time until the expiration or earlier termination of the Plan, the Committee may, on behalf of the Company, make such Restricted Stock Awards under the Plan to Eligible Individuals as it determines are warranted. Restricted Stock Awards shall be subject to the following terms and conditions, as well as such other terms and conditions as the Committee may prescribe:

          (a)  Vesting Period; Conditions.  At the time of granting a Restricted
               --------------------------
Stock Award, the Committee may establish one or more vesting periods ("Vesting Periods") with respect to the Common Shares covered by the Award; provided that no more than 20% of the Common Shares covered by an Award or Awards to a Grantee may have an initial stated Vesting Period of less than six months. The length of any such Vesting Period(s) applicable to a Restricted Stock Award shall be within the discretion of the Committee. At the time of grant, the Committee also may establish such additional conditions to the payment of a Restricted Stock Award ("Conditions") as it may deem advisable in its sole discretion, such as the achievement of corporate or individual goals. Subject to the provisions of this Section 7 and any other Conditions prescribed by the Committee, shares subject to a Restricted Stock Award shall vest in the Grantee upon the expiration of the Vesting Period with respect to such shares. Notwithstanding any provision herein to the contrary, the Committee may accelerate the vesting date of any uninvested shares subject to a Restricted Stock Award in its discretion, if it deems such acceleration of vesting to be desirable.

          (b)  Issuance and Delivery of Certificates.  Upon the granting of a
               -------------------------------------
Restricted Stock Award, (i) the Company may, if so determined by the Committee at the time of the grant, issue certificates in the name of the Grantee representing the Common Shares subject to the Restricted Stock Award which are subject to Vesting Periods and/or Conditions, and (ii) the Company shall issue certificates in the name of the Grantee representing the Common Shares subject to the Award which are not subject to Vesting Periods or Conditions. Any such shares subject to Vesting Periods and/or Conditions shall bear a legend indicating that they are subject to the terms of the Plan and the Restricted Stock Award Agreement (as defined in Section 7(f)) and that they may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Plan and the Restricted Stock Award Agreement. Upon issuance of such legended certificates, the Grantee shall immediately execute a stock power or other instrument of transfer, appropriately endorsed in blank, to be held by the Company pursuant to the terms of the Plan and the Restricted Stock Award Agreement. Only full shares shall be issued, and any fractional shares which might otherwise be issuable pursuant to a Restricted Stock Award shall be forfeited.

          (c)  Rights as a Shareholder.  If the Company issues certificates
               -----------------------
representing the shares subject to a Restricted Stock Award prior to the expiration of the Vesting Period for the shares subject to such Award or prior to the satisfaction of the Conditions, if any, pertaining to such Award, the Grantee shall be entitled to receive dividends paid on such shares, shall have the right to vote such shares, and shall have all other shareholder's rights with respect to such shares, except that (i) the Grantee will not be entitled to delivery of the stock certificate, (ii) the Company will retain custody of the Common Shares, and (iii) the shares subject to the Restricted Stock Award will revert to the Company to the extent all Vesting Periods and Conditions applicable to such Award are not satisfied.

          (d)  Termination of Employment, Consulting Services or Board
               -------------------------------------------------------
Membership.  At the time of granting a Restricted Stock Award, the Committee
----------
shall specify in the Restricted Stock Award Agreement, the manner of determining the number, if any, of unvested shares subject to the Award which shall become vested in the Grantee, or in his beneficiary or estate, if employment by the Company and Related Corporations (where the Grantee is an Employee), engagement by the Company and Related Corporations (where the Grantee is a Consultant), or Board membership (where the Grantee is a Non-Employee Director) is terminated prior to the later of the expiration of the Vesting Period or the satisfaction of all of the Conditions with respect to such shares. Any Restricted Stock Award Agreement may provide different vesting provisions upon a Grantee's termination due to death or disability. Any remaining shares covered by the Grantee's Restricted Stock Award not vested pursuant to the terms of the Restricted Stock Award Agreement shall immediately be forfeited upon termination of employment, consulting arrangement or Board membership, as applicable, except that the Committee, if it determines that the circumstances warrant, may direct that all or a portion of such remaining unvested shares also be vested in the Grantee, or in his beneficiary or estate, subject to such further terms and conditions, if any, as the Committee may determine.

          (e)  Payment for Restricted Stock. The Committee may, on behalf of the
               ----------------------------
Company, grant Restricted Stock Awards under which the Grantee shall not be required to make any payment for the Common Shares upon satisfaction of applicable Vesting Periods and Conditions or, in the alternative, under which the Grantee, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Common Shares, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid as provided in the Restricted Stock Award Agreement.

          (f)  Restricted Stock Award Agreement.  Restricted Stock Awards under
               --------------------------------
the Plan shall be evidenced by written documents ("Restricted Stock Award Agreements") in such form as the Committee shall, from time to time, approve, which Restricted Stock Award Agreements shall contain such provisions, not inconsistent with the provisions of the Plan, as the Committee shall deem advisable. Each Grantee shall enter into, and be bound by the terms of, the Restricted Stock Award Agreement.

                                   SECTION 8
                              Capital Adjustments
                              -------------------

          The number of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any Employee under the Plan, both as stated in Section 4 hereof, the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options), and the number of Shares issuable upon the vesting of outstanding Restricted Stock Awards (as well as the purchase price, if any, for such Shares) shall, subject to the provisions of section 424(a) of the Code, be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

          In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Employee holding an Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 6(b) (4) and Section 7(a) hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable, and the vesting date of unvested shares subject to a Restricted Stock Award, respectively.

          The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.


                                   SECTION 9
                               Change in Control
                               -----------------

          Unless otherwise determined by the Committee before or after the granting of an Option or Award, but before the occurrence of a Change in Control of the Company, all Options may, in the discretion of the Committee, become fully vested and exercisable, and all Vesting Periods and Conditions for Restricted Stock Awards may be deemed to have been satisfied, upon a Change in Control of the Company. "Change in Control" shall mean the point in time when
(i) any person (as such term is used in section 13 of the Exchange Act and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under the Exchange Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than 50 percent of the voting power entitled to be cast at elections for directors of the Company, (ii) during any period of two consecutive years after the Registration Date, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. Neither the initial offering of Common Shares to the public through an effective registration statement nor any merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination own 50% or more of the resulting entities' outstanding voting securities shall, by itself, be considered a Change in Control.


                                  SECTION 10
                    Amendment or Discontinuance of the Plan
                    ---------------------------------------

          At any time and from time to time, the Board may suspend or terminate the Plan or amend it, and the Committee may amend any outstanding Awards, in any respect whatsoever, except that the following amendments shall require the approval of shareholders (given in the manner set forth in Section 12):

               (a)  With respect to ISOs, any amendment which would:

                    (1) Change the class of employees eligible to participate in the Plan;

                    (2) Except as permitted under Section 8 hereof, increase the maximum number of Common Shares with respect to which ISOs may be granted under the Plan; or

                    (3) Extend the duration of the Plan under Section 11 hereof with respect to any ISOs granted hereunder.

               (b) On and after the Registration Date, any amendment which would:

                    (1) Materially increase the benefits accruing to directors and officers, within the meaning of Rule 16a-l(f) under the Exchange Act (hereinafter referred to as "Officers"), under the Plan;

                    (2) Materially increase the number of Common Shares which may be issued to directors and Officers under the Plan; or

                    (3) Materially modify the requirements as to eligibility for directors and Officers to participate in the Plan.

               (c) On and after such date as the Committee reasonably determines that remuneration payable pursuant to any Award under the Plan qualifies as applicable employee remuneration (as defined in section 162 (m) of the Code), any amendment which would require shareholder approval pursuant to section 162(m) of the Code and rules and regulations issued thereunder.

          Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Award without the consent of such holder.

                                  SECTION 11
                              Termination of Plan
                              -------------------

          Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on November 28, 2005, which date is within 10 years after the date the Plan was adopted by the Board, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 11, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on November 28, 2005 which by their terms extend beyond such date.

                                  SECTION 12
                             Shareholder Approval
                             --------------------

          This Plan shall become effective on November 29, 1995 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved (i) by the written consent of the holders of at least a majority of the shares of the Company entitled to vote, or (ii) by the affirmative vote of the holders of at least a majority of the shares present, or represented, and entitled to vote at a duly held meeting of the shareholders of the Company, within 12 months after said date, the Plan and all Awards granted hereunder shall be null and void and no additional Awards shall be granted hereunder.

                                  SECTION 13
                                 Miscellaneous
                                 -------------

          (a)  Governing Law. The Plan, and the Option Agreements and Restricted
               -------------
Stock Award Agreements (collectively the "Award Agreements") entered into, and the Awards granted thereunder, shall be governed by the Code provisions to the extent applicable. Otherwise, the operation of, and the rights of Eligible Individuals under, the Plan, the Award Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the State of New York.

          (b)  Rights.  Neither the adoption of the Plan nor any action of the
               ------
Board or the Committee shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Committee shall have granted such individual an Award, and then his rights shall be only such as are provided by the Plan and the Award Agreement.

          Any Option under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or any Award Agreement with a Grantee, but subject to any employment agreement or consulting agreement, the Company shall have the right, in its discretion, to retire an Employee at any time pursuant to its retirement rules or otherwise to terminate his employment or a Consultant's consulting services at any time for any reason whatsoever.

          (c)  No Obligation to Exercise Option. The granting of an Option shall
               --------------------------------
impose no obligation upon a Grantee to exercise such Option.

          (d)  Non-Transferability.  Except as otherwise provided in any Award
               -------------------
Agreement, no Award shall be assignable or transferable by the Grantee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Grantee, any Options shall be exercisable only by him or by his guardian or legal representative. If a Grantee is married at the time of exercise of an Option and if the Grantee so requests at the time of exercise, the certificate or certificates issued shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

          (e)  Listing and Registration of Shares.  Each Award shall be subject
               ----------------------------------
to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the Common Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or vesting of Common Shares thereunder, or that action by the Company or by the Grantee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, and no Common Shares shall be received pursuant to a Restricted Stock Award, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Grantee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option or received pursuant to a Restricted Stock Award are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

          (f)  Withholding and Use of Shares to Satisfy Tax Obligations.  The
               --------------------------------------------------------
obligation of the Company to deliver Common Shares pursuant to any Award (or cash in lieu thereof) shall be subject to any applicable federal, state or local tax withholding requirements.

          In connection with an Award in the form of Common Shares subject to the withholding requirements of applicable federal tax law, the Committee, in its discretion (and subject to any withholding rules adopted by the Committee), may permit the Employee to satisfy the minimum required federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold Common Shares subject to the exercise (or by returning previously acquired Common Shares to the Company). Common Shares shall be valued, for purposes of this paragraph, at their Fair Market Value on the date the amount attributable to the Restricted Stock Award, or the exercise of the Option, is includable in income by the Grantee under section 83 of the Code (the "Determination Date").

          If Common Shares acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such Common Shares must have been held by the Employee for a period of not less than the holding period described in section 422(a) (1) of the Code as of the Determination Date. If Common Shares acquired by the exercise of an NQSO or of an option under a similar plan are used to satisfy such withholding requirement with regard to an Officer or a director of the Company, such option must have been granted to the Officer or director at least 6 months prior to the Determination Date.

          The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

          (g)  Indemnification of Board and Committee.  Without limiting any
               --------------------------------------
other rights of indemnification which they may have from the Company and any Related Corporation, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf.

          (h)  Application of Funds.  The proceeds received by the Company from
               --------------------
the sale of Common Shares pursuant to Awards granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option to purchase Common Shares or vesting of a Restricted Stock Award shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Common Shares received in payment for shares upon exercise of an Option or vesting of a Restricted Stock Award shall become treasury stock.

ISO-000                                                                   Shares

                            ORCHID BIOCOMPUTER, INC.
                            1995 Stock Incentive Plan
                       Incentive Stock Option Certificate

         Orchid Biocomputer, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.001 par value, of the Company (the "Option") under and subject to the Company's 1995 Stock Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionholder:
Address:

Number of Shares:
Exercise Price per Share:
Date of Grant:

Vesting Schedule:         The shares subject to this option certificate shall
                          vest monthly on the last day of each month in forty-eight (48) equal installments of 2.083% per month over a period of four (4) years from the effective date of this certificate, with the first such vesting to occur on _______________________.

Expiration Date:

         This Option is intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.


                                 ORCHID BIOCOMPUTER, INC.


                                 By:
                                    ---------------------------------------

               ORCHID BIOCOMPUTER, INC. 1995 STOCK INCENTIVE PLAN

                   INCENTIVE STOCK OPTION TERMS AND CONDITIONS
                   -------------------------------------------


         1. Plan Incorporated by Reference. This Option is issued pursuant to
            ------------------------------
the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan, and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Human Resources Department of the Company.

         2. Option Price. The price to be paid for each share of Common Stock
            ------------
issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

         3. Exercisability Schedule. This Option may be exercised at any time
            -----------------------
and from time to time for the number of shares and in accordance with the Schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

         4. Method of Exercise. To exercise this Option, the Optionholder shall
            ------------------
deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their fair market value on the date of delivery, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised. In connection with any purchase of shares pursuant to an exercise of this option, the Optionholder shall exercise a Stock Restriction Agreement in form and substance reasonably acceptable to the Company.

         5. Rights as a Stockholder or Employee. The Optionholder shall not have
            -----------------------------------
any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment by the Company or its Affiliates by virtue of the grant of this Option.

         6. Recapitalization, Mergers, Etc. As provided in the Plan, in the
            ------------------------------
event of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another equity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

         7. Option Not Transferable. This Option is not transferable by the
            -----------------------
Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

         8. Exercise of Option After Termination of Employment. If the
            --------------------------------------------------
Optionholder's employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within three months from the date of termination. If Optionholder's employment is terminated as a result of disability, such rights may be exercised within twelve months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

         9. Compliance with Securities Laws. It shall be a condition to the
            -------------------------------
Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to the shares shall be in effect, or (ii) in the option of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

         10. Payment of Taxes. The Optionholder shall pay to the Company, or
             ----------------
make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their fair market value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

         11. Notice of Sale of Shares Required. The Optionholder agrees to
             ---------------------------------
notify the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.

NSO-000                                                                   Shares

                            ORCHID BIOCOMPUTER, INC.
                            1995 Stock Incentive Plan
                     Non-Statutory Stock Option Certificate


         Orchid Biocomputer, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.001 par value, of the Company (the "Option") under and subject to the Company's 1995 Stock Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionholder:
Address:

Number of Shares:
Exercise Price per Share:
Date of Grant:

Vesting Schedule:     The shares subject to this option certificate shall vest
                      monthly on the last day of each month in (_) equal installments of ____ per month over a period of ____
                      (_) years from the effective date of this certificate, with the first such vesting to occur on _________________.

Expiration Date:

         By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.

                                     ORCHID BIOCOMPUTER, INC.


                                     By:
                                        ---------------------------------------

               ORCHID BIOCOMPUTER, INC. 1995 STOCK INCENTIVE PLAN

                 NON-STATUTORY STOCK OPTION TERMS AND CONDITIONS
                 -----------------------------------------------


         1. Plan Incorporated by Reference. This Option is issued pursuant to
            ------------------------------
the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan, and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Human Resources Department of the Company.

         2. Option Price. The price to be paid for each share of Common Stock
            ------------
issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

         3. Exercisability Schedule. This Option may be exercised at any time
            -----------------------
and from time to time for the number of shares and in accordance with the Schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

         4. Method of Exercise. To exercise this Option, the Optionholder shall
            ------------------
deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their fair market value on the date of delivery, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised. In connection with any purchase of shares pursuant to an exercise of this option, the Optionholder shall exercise a Stock Restriction Agreement in form and substance reasonably acceptable to the Company.

         5. Rights as a Stockholder or Employee. The Optionholder shall not have
            -----------------------------------
any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment by the Company or its Affiliates by virtue of the grant of this Option.

         6. Recapitalization, Mergers, Etc. As provided in the Plan, in the
            ------------------------------
event of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another equity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

         7. Option Not Transferable. This Option is not transferable by the
            -----------------------
Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer.

         8. Exercise of Option After Termination of Employment. If the
            --------------------------------------------------
Optionholder's status as an employee, consultant or director of (a) the Company,
(b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within three months from the date of termination. If such status is terminated as a result of disability, such rights may be exercised within twelve months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

         9. Compliance with Securities Laws. It shall be a condition to the
            -------------------------------
Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933, as amended (the "Act") with respect to the shares shall be in effect, or (ii) in the option of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

         10. Payment of Taxes. The Optionholder shall pay to the Company, or
             ----------------
make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their fair market value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

         11. Notice of Sale of Shares Required. The Optionholder agrees to
             ---------------------------------
notify the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.